Use of Judgments and Estimates	6 Months Ended
Jun. 30, 2025
Use of Judgments and Estimates[Abstract]
USE OF JUDGMENTS AND ESTIMATES
4.	USE OF JUDGMENTS AND ESTIMATES

In preparing the Interim Financial Information, management has made judgements and estimates that affect the application of accounting policies and the reported amounts of assets and liabilities, income and expenses. Estimates and judgments are continuously evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The Group makes estimates and assumptions concerning the future. The resulting accounting estimates may not be equal to the related actual results. The significant judgement made by management in applying the Group’s accounting policies and key sources of estimation uncertainty were the same as those described in the Annual Financial Statements.